EXHIBIT 23(A)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-50199, 33-51309, 333-02763 and 333-44991 of Public Service Electric and Gas
Company on Form S-3 of our report dated February 16, 2001, appearing in this Annual Report on Form 10-K of Public Service Electric and Gas Company for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
March 5, 2001

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